UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 29, 2012

SOUTHERN MISSOURI BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Missouri	000-23406	43-1665523
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

531 Vine Street, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

       Registrant's telephone number, including area code:    (573) 778-1800

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As noted under Item 5.07 of this Current Report on Form 8-K, at the annual meeting of shareholders of Southern Missouri Bancorp, Inc. (the “Company”) held on October 29, 2012, the Company’s shareholders approved an amendment to Article III of the Company’s articles of incorporation to increase the authorized number of shares of common stock from 4,000,000 to 8,000,000.  The amendment became effective upon the filing by the Company of a certificate of amendment with the Secretary of State of the State of Missouri on November 2, 2012.  A copy of the certificate of amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

As noted above, on October 29, 2012, the Company held its annual meeting of shareholders.  The results of the vote at the meeting are as follows:

(Proposal 1)  The election of the following nominees as directors of the Company, each for a three-year term:

(a)	L. Douglas Bagby:
				BROKER
		FOR	WITHELD	NON-VOTES
		2,029,063	197,331	796,090

(b)	Samuel H. Smith:
				BROKER
		FOR	WITHELD	NON-VOTES
		2,029,619	196,775	796,090

(c)	Greg A. Steffens:
				BROKER
		FOR	WITHELD	NON-VOTES
		2,123,194	103,200	796,090

(d)	David J. Tooley
				BROKER
		FOR	WITHELD	NON-VOTES
		2,097,151	85,205	796,090

(Proposal 2)   Advisory (non-binding) vote to approve executive compensation:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
2,048,480	100,986	76,928	796,090

(Proposal 3)  Advisory (non-binding) vote on the frequency of future advisory votes to approve executive compensation:

VOTES FOR	VOTES FOR	VOTES FOR		BROKER
1 YEAR	2 YEARS	3 YEARS	ABSTAIN	NON-VOTES
1,825,222	184,933	139,686	76,553	796,090

(Proposal 4)  The approval of an amendment to the Company’s articles of incorporation to increase the number of authorized shares of common stock from 4,000,000 to 8,000,000:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
2,832,436	116,294	67,154	6,600

(Proposal 5)  The ratification of the appointment of BKD, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2013:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
2,953,834	2,813	65,837	-

On Proposal 1, each of Messrs. Bagby, Smith, Steffens and Tooley was elected for a three-year term to expire in 2015.  The vote required to approve each of Proposal 2 and Proposal 5 was the affirmative vote of a majority of the votes cast on the proposal.   Accordingly, Proposals 2 and 5 were approved.  The vote required to approve Proposal 4 was the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock.  Accordingly, Proposal 4 was approved.  On Proposal 3, the most votes were cast in favor of holding future advisory votes to approve executive compensation every year.   The Company has determined, in light of the results of the vote on Proposal 3, that the Company will hold an advisory vote to approve executive compensation every year until the next required vote on the frequency of future advisory votes on executive compensation.

Item 9.01 Financial Statements and Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: November 2, 2012	By: /s/ Greg A. Steffens Greg A. Steffens President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation